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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): September 20, 1999
                                                  -------------------


                                 Diatide, Inc.
                 --------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        0-28434                                    04-3078258
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(Commission File Number)                   (I.R.S. Employer Identification No.)


Nine Delta Drive
Londonderry, New Hampshire                                        03053
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(Address of Principal Executive Offices)                        (Zip Code)


                                (603) 437-8970
              --------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On September 20, 1999, Diatide, Inc. (the "Company") and Schering Berlin Inc., a wholly owned subsidiary of Schering AG, Germany, announced that Schering Berlin Inc. and its wholly owned subsidiary BXA Acquisition Company have entered into an agreement to acquire the Company pursuant to a tender offer for all of the outstanding shares of Common Stock of the Company for a cash payment of $9.50 per share and the subsequent merger of BXA Acquisition Company into the Company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
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     See Exhibit Index attached hereto.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 23, 1999                DIATIDE, INC.


                              By: /s/ Richard T. Dean
                                  -------------------------------------
                                  Richard T. Dean
                                  President and Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------

99.1           Press Release dated September 20, 1999.